CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5

Section 7.3 Indenture                       Distribution Date:         1/18/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                 2,001,183.33
              Class B Note Interest Requirement                   180,648.61
              Class C Note Interest Requirement                   282,412.50
                      Total                                     2,464,244.44

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                      2.38236
              Class B Note Interest Requirement                      2.58069
              Class C Note Interest Requirement                      3.13792

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     840,000,000
              Class B Note Principal Balance                      70,000,000
              Class C Note Principal Balance                      90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account         10,000,000.00

(v)    Required Owner Trust Spread Account Amount              10,000,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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